     As Filed with the Securities and Exchange Commission on July 24, 2001


                                                      Registration No. 333-65208


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------


                                AMENDMENT NO. 1


                                      TO

                                   FORM S-4

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               -----------------

                             TRIAD HOSPITALS, INC.
              and the Guarantors identified in footnote (1) below
            (Exact name of registrant as specified in its charter)

            DELAWARE                          8062                 75-2816101
 (State of or other jurisdiction  (Primary Standard Industrial  (I.R.S. Employer of incorporation or organization) Classification Code Number)  Identification No.)

                           13455 Noel Road, 20th Floor
                              Dallas, Texas 75240
                                (972) 789-2700
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                              Donald P. Fay, Esq.
            Executive Vice President, General Counsel and Secretary
                           13455 Noel Road, 20th Floor
                              Dallas, Texas 75240
                                (972) 789-2700
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)

                               -----------------

                                  Copies to:

                            Morton A. Pierce, Esq.
                            Michelle B. Rutta, Esq.
                             Dewey Ballantine LLP
                          1301 Avenue of the Americas
                         New York, New York 10019-6092
                                (212) 259-8000

                               -----------------

   Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this Registration Statement becomes effective.

   If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                               -----------------



   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective time until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      (1) The following domestic direct and indirect subsidiaries of Triad Hospitals, Inc. are Guarantors of the Notes and are Co-Registrants, each of which, unless otherwise indicated, is incorporated in the state of Delaware and has the I.R.S. Employer Identification Number indicated: Alice Hospital, LLC (62-1762534); Alice Surgeons, LLC (62-1762533); American Health Facilities Development, LLC (62-1744953); APS Medical, LLC (62-1769684); Arizona ASC Management, Inc., an Arizona corporation (62-1606155); Arizona DH, LLC (91-2065656); Arizona Medco, LLC (62-1769646); Beauco, LLC (62-1771881); Beaumont Regional, LLC (62-1762517); Bluffton Health System LLC (62-1792272); Brazos Medco, LLC (62-1771852); Brazos Valley of Texas, L.P. (62-1766951); Brazos Valley Surgical Center, LLC (62-1766953); Brownwood Hospital, L.P. (62-1762521); Brownwood Medical Center, LLC (62-1762523); BVSC, LLC (62-1766949); Carlsbad Medical Center, LLC (62-1762526); Carolinas Medical Alliance, Inc., a South Carolina corporation (62-1671678); Claremore Physicians, LLC (62-1772261); Claremore Regional Hospital, LLC (62-1757649); Clinico, LLC (62-1771864); Clinton County Health System LLC (52-2024217); College Station Hospital, L.P. (62-1762360); College Station Medical Center, LLC (62-1762359); College Station Merger, LLC (62-1771861); Coronado Hospital, LLC (62-1762361); Coronado Medical, LLC (62-1769696); Crestwood Healthcare, L.P. (62-1647983); Crestwood Hospital & Nursing Home, Inc., an Alabama corporation (63-0478864); Crestwood Hospital Holdings, Inc., an Alabama corporation (62-1113742); CSDS, LLC (75-2828352); CSMC, LLC (62-1762362); Dallas PHY Service, LLC (62-1769544); Dallas Physician Practice, L.P. (62-1771848); Day Surgery, Inc., a Kansas corporation (48-0813816); Detar Hospital, LLC (62-1754943); DFW Physerv, LLC (62-1771842); Doctors Medical Center, LLC (62-1762365); Doctors of Laredo, LLC (62-1762366); Douglas Medical Center, LLC (62-1762367); E.D. Clinics, LLC (62-1762068); El Dorado Medical Center, LLC (62-1754930); Eye Institute of Southern Arizona, LLC (62-1772259); Frankfort Health Partner, Inc., an Indiana corporation (35-2009540); Gadsden Regional Primary Care, Inc., an Alabama corporation (63-1141940); GCMC, LLC (62-1762372); GH Texas, LLC (62-1766932); GHC Hospital, LLC (62-1757667); GRB Real Estate, LLC (75-2887762); Greenbrier VMC, LLC (75-2821745); Gulf Coast Hospital, L.P. (62-1762373); Gulf Coast Medical Center, LLC (62-1762374); Hattiesburg Ambulatory Surgery Center, LLC (62-1830299); HDP DeQueen, LLC (62-1767903); HDP Woodland Heights, L.P. (62-1767909); HDP Woodland Property, LLC (62-1767906); HDPWH, LLC (62-1767914); Healdsburg of California, LLC (62-1762381); Hobbs Medco, LLC (62-1769641); Hobbs Physician Practice, LLC (62-1762073); Hospital of Beaumont, LLC (62-1762384); IOM Health System, L.P., an Indiana corporation (35-1963748); IRHC, LLC (62-1762415);
   Kensingcare, LLC (62-1769731); Lake Area Physician Services, LLC (75-2864057); Laredo Hospital, L.P. (62-1762417); Las Cruces Medical Center, LLC (75-2905434); Lea Regional Hospital, LLC (62-1760149); Longview Medical Center, L.P. (62-1762420); Longview Merger, LLC (62-1769639); LRH, LLC (62-1762421); LS Psychiatric, LLC (75-2828353); MCI Panhandle Surgical, L.P. (62-1766335); Medical Center at Terrell, LLC (62-1760814); Medical Center of Brownwood, LLC (62-1762425); Medical Holdings, Inc., a Kansas corporation (62-1755733); Medical Management, Inc., a Kansas corporation (48-0922165); Medical Park Hospital, LLC (62-1762426); Medical Park MSO, LLC (62-1762078); Memorial Hospital, LLC (62-1757915); Mid-Plains, LLC (62-1769743); Mission Bay Memorial Hospital, LLC (62-1757657); Missouri HealthServ, LLC (62-1769689); Navarro Hospital, L.P. (62-1762428); Navarro Regional, LLC (62-1762429); NC-CSH, Inc., a California corporation (95-4443580); NC-DSH, Inc., a Nevada corporation (88-0305790); NC-SCHI, Inc., a Georgia corporation (58-2068562); Northwest Hospital, LLC (62-1762430); Northwest Rancho Vistoso Imaging Services, LLC (75-2894366); NRH, LLC (62-1762431); OPRMC, LLC (62-1762432); Oregon Healthcorp, LLC (62-1769632); Pacific East Division Office, L.P. (62-1772258); Pacific Group ASC Division, Inc., an Arizona corporation (62-1763604); Pacific Physicians Service, LLC (62-1763392); Pacific West Division Office, LLC (75-2828365); Palm Drive Hospital, L.P. (62-1762433); Palm Drive Medical Center, LLC (62-1762434); Pampa Hospital, L.P. (62-1762437); Pampa Medical Center, LLC (62-1762440); PDMC, LLC (62-1762448); Pecos Valley of New Mexico, LLC (62-1766959); Phoenix Amdeco, LLC (62-1766958); Phoenix Surgical, LLC (62-1769652); Physicians and Surgeons Hospital of Alice, L.P. (62-1762451); Phys-Med, LLC (62-1769748); Piney Woods Healthcare System, L.P. (62-1762559); Primary Medical, LLC (62-1769733); Procure Solutions, LLC (62-1816477); Psychiatric Services of Paradise Valley, LLC (58-2387537); QHG Georgia Holdings, Inc., a Georgia corporation (58-2386459); QHG Georgia, LP, a Georgia limited partnership (58-2387459); QHG of Alabama, Inc., an Alabama corporation (62-1491803); QHG of Barberton, Inc., an Ohio corporation (31-1472381); QHG of Baton Rouge, Inc., a Louisiana corporation (62-1748573); QHG of Bluffton, Inc., an Indiana corporation (62-1792274); QHG of Clinton County, Inc., an Indiana corporation (35-2006952); QHG of Enterprise, Inc., an Alabama corporation (63-1159023); QHG of Forrest County, Inc., a Mississippi corporation (62-1704095); QHG of Fort Wayne, Inc., an Indiana corporation (35-1946949); QHG of Gadsden, Inc., an Alabama corporation (63-1102774); QHG of Hattiesburg, Inc., a Mississippi corporation (62-1704097); QHG of Indiana, Inc., an Indiana corporation (35-1946948); QHG of Jacksonville, Inc., an Alabama corporation (62-1637909); QHG of Lake City, Inc., a South Carolina corporation (57-1022325); QHG of Massillon, Inc., an Ohio corporation (31-1472380); QHG of Ohio, Inc., an Ohio corporation (62-1482681); QHG of South Carolina, Inc., a South Carolina corporation (62-1587267); QHG of Spartanburg, Inc., a South Carolina corporation (57-1040117); QHG of Springdale, Inc., an Arkansas corporation (62-1755664); QHG of Texas, Inc., a Texas corporation (62-1472331); QHG of Warsaw, Inc., an Indiana corporation (62-1764509); QHR International, LLC (62-1799409); Quorum Elf, Inc. (52-2064049); Quorum Health Group of Vicksburg, Inc., a Tennessee corporation (62-1437734); Quorum Health Resources, LLC (62-1742954); Quorum Health Services, Inc. (51-0370595); Quorum, Inc. (51-0327978); Regional Hospital of Longview, LLC (62-1762464); Rehab Hospital of Fort Wayne General Partnership (25-1684676); SACMC, LLC (62-1762472); San Angelo Community Medical Center, LLC (62-1762473); San Angelo Hospital, L.P. (62-1762476); San Angelo Medical, LLC (62-1769697); San Diego Hospital, L.P. (62-1757914); San Leandro Hospital, L.P. (62-1762479); San Leandro Medical Center, LLC (62-1762481); San Leandro, LLC (62-1761996); SDH, LLC (62-1762482); Sebastopol, LLC (62-1761995); Silsbee
   Texas, LLC (62-1769667); SLH, LLC (62-1762489); Software Sales Corp., a Tennessee corporation (62-1648746); South Alabama Managed Care Contracting, Inc., an Alabama corporation (62-1652849); South Alabama Medical Management Services, Inc., an Alabama corporation (62-1655072); South Alabama Physician Services, Inc., an Alabama corporation (62-1652851); South Arkansas Clinic, LLC (62-1766959); SouthCrest, L.L.C., an Oklahoma limited liability company (62-1723864); Southern Texas Medical Center, LLC (62-1769737); Sprocket Medical Management, Inc., a Texas corporation (62-1748895); St. Joseph Health System LLC (51-0382045); St. Joseph Medical Group, Inc., an Indiana corporation (35-2082181); Surgical Center of Amarillo, LLC (62-1762539); Surgicare of Independence, Inc., a Missouri corporation (62-1615259); Surgicare of San Leandro, Inc., a California corporation (62-1272726); Surgicare of Southeast Texas I, LLC (75-2855264); Surgicare of Victoria, Inc., a Texas corporation (74-2283161); Surgicare of Victoria, Ltd., a Texas limited partnership (76-0098497); Surgicare Outpatient Center of Lake Charles, Inc., a Louisiana corporation (72-0958812); Surgicenter of Johnson County, Inc., a Kansas corporation (95-3978676); Surgicenters of America, Inc., an Arizona corporation (86-0254331); Terrell Hospital, L.P. (62-1754939); Terrell Medical Center, LLC (62-1754941); The Intensive Resource Group, LLC (62-1744954); The Vicksburg Clinic LLC (62-1758264); Triad Corporate Services, Limited Partnership (62-1779580); Triad CSGP, LLC (62-1779579); Triad CSLP, LLC (62-1779578); Triad El Dorado, Inc., an Arkansas corporation (62-1628508); Triad Healthcare System of Phoenix, Limited Partnership (62-1647982); Triad Holdings II, LLC (62-1778735); Triad Holdings III, Inc. (75-2821745); Triad of Arizona (L.P.), Inc., an Arizona corporation (61-1081190); Triad of Phoenix, Inc., an Arizona corporation (62-1647980); Triad RC, Inc. (62-1761941); Triad Texas, LLC (62-1766930);
   Triad-Arizona I, Inc., an Arizona corporation (62-1687283); Triad-Denton Hospital GP, LLC (75-2887764); Triad-Denton Hospital, L.P. (75-2887765); Triad-Medical Center at Terrell Subsidiary, LLC, a Texas limited liability company (62-1681607); Triad-Navarro Regional Hospital Subsidiary, LLC, a Texas limited liability company (62-1681610); Triad-South Tulsa Hospital Company, Inc., an Oklahoma corporation (62-1678883); TROSCO, LLC (62-1778109); Trufor Pharmacy, LLC (62-1769732); VFARC, LLC (75-2828355);
   VHC Holdings, LLC (75-2828356); VHC Medical, LLC (62-1769671); Victoria Hospital, LLC (62-1760818); Victoria of Texas, L.P. (62-1754940); VMF Medical, LLC (75-2828362); VRMC Limited Partnership, a Texas limited partnership (74-2590301); Wagoner Community Hospital, LLC (62-1757666); WAMC, LLC (62-1762544); Warsaw Health System LLC (62-1764613); Wesley Health System LLC (52-2050792); Wesley HealthTrust, Inc., a Mississippi corporation (64-0873336); West Anaheim Medical Center, LLC (62-1762547); West Anaheim, LLC (62-1761999); West Virginia MS, LLC (75-2887763); Wharton Medco, LLC (62-1769651); WHMC, LLC (62-1762551); Willamette Valley Clinics, LLC (62-1766695); Willamette Valley Medical Center, LLC (62-1762552); WM Medical, LLC (75-2828363); Women & Children's Hospital, LLC (62-1762556); and Woodland Heights Medical Center, LLC (62-1762558).

                               EXPLANATORY NOTE



   Triad Hospitals, Inc. and the other Registrants named herein have prepared this Amendment No. 1 to the Registration Statement, Registration No. 333-65208, for the purpose of filing with the Securities and Exchange Commission Exhibit 25.1, Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5 to such Registration Statement. Amendment No. 1 does not modify any provision of the Prospectus included in the Registration Statement, which is incorporated herein by reference; accordingly, such Prospectus has not been included herein.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

   Triad is a Delaware corporation. Reference is made to Section 145 of the Delaware General Corporation Law as to indemnification by Triad of its officers and directors. The general effect of such law is to empower a corporation to indemnify any of its officers and directors against certain expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person to be indemnified in connection with certain actions, suits or proceedings (threatened, pending or completed) if the person to be indemnified acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

   Article Fourteenth of Triad's Certificate of Incorporation (which Certificate of Incorporation is incorporated by reference to Exhibit 3.1 to this Registration Statement) provides for the indemnification of Triad's officers and directors in accordance with the Delaware General Corporation Law. Article Tenth of Triad's Certificate of Incorporation includes, as permitted by the Delaware General Corporation Law, certain limitations on the potential personal liability of members of Triad's Board of Directors for monetary damages as a result of actions taken in their capacity as Board members.

   The directors and officers of Triad are covered by insurance policies indemnifying them against certain liabilities arising under the Securities Act, which might by incurred by them in such capacities.

Item 21. Exhibits and Financial Statement Schedules.

   (a) Exhibits


Exhibit No.                                             Description
-----------                                             -----------

    3.1       Certificate of Incorporation of the Company, as amended April 27, 2001, incorporated herein by reference from Exhibit 3.1 to the Company's Post Effective Amendment No. 1 on Form S-8 to the
              Registration Statement on Form S-4, filed with the Commission on April 27, 2001.

    3.2       Bylaws of the Company, as amended February 18, 2000, incorporated herein by reference from
              Exhibit 3.2 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31,
              2000, filed with the Commission on March 1, 2001.

    4.1       Indenture (including form of 8 3/4% Senior Notes due 2009) dated as of April 27, 2001 among the
              Company, the Guarantors named therein and Citibank, N.A., as Trustee, incorporated herein by reference from Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q, for the quarter ended
              March 31, 2001, filed with the Commission on May 15, 2001.

    4.2       Registration Rights Agreement dated as of April 27, 2001 among the Company, the Guarantors named therein and the Initial Purchasers named therein, incorporated herein by reference from
              Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q, for the quarter ended March 31,
              2001, filed with the Commission on May 15, 2001.

    4.3       Indenture (including form of 11% Senior Subordinated Notes due 2009) dated as of May 11, 1999 between Healthtrust and Citibank, N.A., as Trustee, incorporated herein by reference from Exhibit
              4.2(a) to the Company's Quarterly Report on Form 10-Q, for the quarter ended March 31, 1999, filed with the Commission on June 11, 1999.

Exhibit No.                                            Description
-----------                                            -----------

    4.4       Company Assumption Agreement dated as of May 11, 1999 between Healthtrust and the
              Company, incorporated herein by reference from Exhibit 4.4(b) to the Company's Quarterly
              Report on Form 10-Q, for the quarter ended March 31, 1999, filed with the Commission on
              June 11, 1999.

    4.5       Triad Hospitals Holdings, Inc. Assumption Agreement dated as of May 11, 1999 between the
              Company and Triad Hospitals Holdings, Inc., incorporated herein by reference from Exhibit
              4.4(c) to the Company's Quarterly Report on Form 10-Q, for the quarter ended March 31, 1999, filed with the Commission on June 11, 1999.

    4.6       Guarantor Assumption Agreements dated as of May 11, 1999 between Triad Hospitals
              Holdings, Inc. and the Guarantors signatory thereto, incorporated herein by reference from
              Exhibit 4.4(d) to Triad's Quarterly Report on Form 10-Q, for the quarter ended March 31, 1999, filed with the Commission on June 11, 1999.

    4.7       Form of 8 3/4% Senior Notes due 2009 (filed as part of Exhibit 4.1).

    4.8       Form of 11% Senior Subordinated Notes due 2009 (filed as part of Exhibit 4.3).

    5.1       Opinion of Dewey Ballantine LLP as to the legality of the securities being registered.*

   12.1       Statement of Computation of Ratio of Earnings to Fixed Charges.*

   23.1       Consent of Dewey Ballantine LLP (included as part of its opinion filed as Exhibit 5.1 hereto).*

   23.2       Consent of Ernst & Young LLP with respect to the Company.*

   23.3       Consent of Ernst & Young LLP with respect to Quorum Health Group, Inc.*

   24.1       Power of Attorney (included on the signature pages of this S-4 and incorporated herein by reference).

   25.1       Form T-1 Statement of Eligibility of Trustee.

   99.1       Form of Letter of Transmittal.

   99.2       Form of Notice of Guaranteed Delivery.

   99.3       Form of Letter to Clients.

   99.4       Form of Letter to Brokers.

   99.5       Form of Instructions to Registered Holders.

--------

* Previously filed.


Item 22. Undertakings.

   1. The undersigned registrant hereby undertakes:

      (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

      (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

   2. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   3. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

   4. The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to
Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

   5. The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TRIAD HOSPITALS, INC.


                                             /S/ DONALD P. FAY

                                          By: _________________________________

                                             Donald P. Fay


                                             Executive Vice President, General
                                             Counsel and Secretary





   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



       Signature                           Title                       Date
       ---------                           -----                       ----

           *             Chairman of the Board, Chief              July 24, 2001
------------------------   Executive Officer, President
    James D. Shelton       and Director
                           (Principal Executive Officer)

           *             Executive Vice President, Chief           July 24, 2001
------------------------   Operating Officer and Director
   Michael J. Parsons

           *             Executive Vice President, Chief           July 24, 2001
------------------------   Financial Officer and Treasurer
    Burke W. Whitman       (Principal Financial and
                           Accounting Officer)

           *                        Director                       July 24, 2001
------------------------
Thomas G. Loeffler, Esq.

           *                        Director                       July 24, 2001
------------------------
  Thomas F. Frist III

           *                        Director                       July 24, 2001
------------------------
    Marvin T. Runyon

         Signature                                     Title                                 Date
         ---------                                     -----                                 ----

             *                                       Director                            July 24, 2001
---------------------------
  Uwe E. Reinhardt, Ph.D.

---------------------------                          Director
      Dale V. Kesler

             *                                       Director                            July 24, 2001
---------------------------
      Gale E. Sayers

             *                                       Director                            July 24, 2001
---------------------------
Donald B. Halverstadt, M.D.

             *                                       Director                            July 24, 2001
---------------------------
 Barbara A. Durand, Ed.D.

             *                                       Director                            July 24, 2001
---------------------------
     Russell L. Carson

             *                                       Director                            July 24, 2001
---------------------------
   James E. Dalton, Jr.

             *                                       Director                            July 24, 2001
---------------------------
     Nancy-Ann DeParle





   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named directors and officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such directors and officers.





                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                             ALICE HOSPITAL, LLC

                                             By: ITS SOLE MEMBER

                                             APS MEDICAL, LLC

                                             By:        /S/ DONALD P. FAY
                                                 -------------------------------
                                                          Donald P. Fay
                                                    Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                       Title                  Date
            ---------                       -----                  ----

                *               President and Manager          July 24, 2001
   ----------------------------  (Principal Executive Officer)
         James D. Shelton

                *               Executive Vice President,      July 24, 2001
   ----------------------------  Treasurer and Manager
         Burke W. Whitman        (Principal Financial and
                                 Accounting Officer)

                *               Executive Vice President,      July 24, 2001
   ----------------------------  Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          ALICE SURGEONS, LLC

                                          By: ITS SOLE MEMBER

                                          APS MEDICAL, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                 Title                  Date
   ---------                 -----                  ----

       *         President and Manager          July 24, 2001
----------------  (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,      July 24, 2001
----------------  Treasurer and Manager
Burke W. Whitman  (Principal Financial and
                  Accounting Officer)

       *         Executive Vice President,      July 24, 2001
----------------  Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          AMERICAN HEALTH FACILITIES
                                            DEVELOPMENT, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                 Title                  Date
   ---------                 -----                  ----

       *         President                      July 24, 2001
----------------  (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director         July 24, 2001
----------------  (Principal Financial and
Burke W. Whitman  Accounting Officer)

       *         Executive Vice President,      July 24, 2001
----------------  Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          APS MEDICAL, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          ARIZONA ASC MANAGEMENT, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President                       July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President and    July 24, 2001
         ----------------   Treasurer and Director
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Director
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          ARIZONA DH, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS III, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President and    July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          ARIZONA MEDCO, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President





   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          BEAUCO, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President





   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                 Title                  Date
   ---------                 -----                  ----

       *         President and Manager          July 24, 2001
----------------  (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,      July 24, 2001
----------------  Treasurer and Manager
Burke W. Whitman  (Principal Financial and
                  Accounting Officer)

       *         Executive Vice President,      July 24, 2001
----------------  Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          BEAUMONT REGIONAL, LLC

                                          By: ITS SOLE MEMBER

                                          BEAUCO, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          BLUFFTON HEALTH SYSTEM LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President                       July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Treasurer and Director          July 24, 2001
         ----------------   (Principal Financial and
         Burke W. Whitman   Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Director
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          BRAZOS MEDCO, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          BRAZOS VALLEY OF TEXAS, L.P.

                                          By: ITS GENERAL PARTNER

                                          BRAZOS VALLEY SURGICAL CENTER, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          BRAZOS VALLEY SURGICAL CENTER, LLC

                                          By: ITS SOLE MEMBER

                                          BRAZOS MEDCO, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          BROWNWOOD HOSPITAL, L.P.

                                          By: ITS GENERAL PARTNER

                                          BROWNWOOD MEDICAL CENTER, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          BROWNWOOD MEDICAL CENTER, LLC

                                          By: ITS SOLE MEMBER

                                          SOUTHERN TEXAS MEDICAL CENTER, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          BVSC, LLC

                                          By: ITS SOLE MEMBER

                                          BRAZOS MEDCO, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          CARLSBAD MEDICAL CENTER, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          CAROLINAS MEDICAL ALLIANCE, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                 Title                  Date
   ---------                 -----                  ----

       *         President and Manager          July 24, 2001
----------------  (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,      July 24, 2001
----------------  Treasurer and Manager
Burke W. Whitman  (Principal Financial and
                  Accounting Officer)

       *         Executive Vice President,      July 24, 2001
----------------  Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          CLAREMORE PHYSICIANS, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS II, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                 Title                  Date
   ---------                 -----                  ----

       *         President and Manager          July 24, 2001
----------------  (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,      July 24, 2001
----------------  Treasurer and Manager
Burke W. Whitman  (Principal Financial and
                  Accounting Officer)

       *         Executive Vice President,      July 24, 2001
----------------  Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          CLAREMORE REGIONAL HOSPITAL, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS II, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                 Title                  Date
   ---------                 -----                  ----

       *         President and Manager          July 24, 2001
----------------  (Principal Executive Officer)
James D. Shelton

       -*        Executive Vice President,      July 24, 2001
----------------  Treasurer and Manager
Burke W. Whitman  (Principal Financial and
                  Accounting Officer)

       *         Executive Vice President,      July 24, 2001
----------------  Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          CLINICO, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS II, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President





   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                    Title                    Date
   ---------                    -----                    ----

       *         President and Manager (Principal    July 24, 2001
----------------   Executive Officer)
James D. Shelton

       *         Executive Vice President, Treasurer July 24, 2001
----------------   and Manager (Principal Financial
Burke W. Whitman   and Accounting Officer)

       *         Executive Vice President, Secretary July 24, 2001
----------------   and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          CLINTON COUNTY HEALTH SYSTEM LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          COLLEGE STATION HOSPITAL, L.P.

                                          By: ITS GENERAL PARTNER

                                          COLLEGE STATION MEDICAL CENTER, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                 Title                  Date
   ---------                 -----                  ----

       *         President and Manager          July 24, 2001
----------------  (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,      July 24, 2001
----------------  Treasurer and Manager
Burke W. Whitman  (Principal Financial and
                  Accounting Officer)

       *         Executive Vice President,      July 24, 2001
----------------  Secretary and Manager
 Donald P. Fay


   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          COLLEGE STATION MEDICAL CENTER, LLC

                                          By: ITS SOLE MEMBER

                                          COLLEGE STATION MERGER, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                 Title                  Date
   ---------                 -----                  ----

       *         President and Manager          July 24, 2001
----------------  (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,      July 24, 2001
----------------  Treasurer and Manager
Burke W. Whitman  (Principal Financial and
                  Accounting Officer)

       *         Executive Vice President,      July 24, 2001
----------------  Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          COLLEGE STATION MERGER, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No.1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          CORONADO HOSPITAL, LLC

                                          By: ITS SOLE MEMBER

                                          CORONADO MEDICAL, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No.1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          CORONADO MEDICAL, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          CRESTWOOD HEALTHCARE, L.P.

                                          By: ITS GENERAL PARTNER

                                          CRESTWOOD HOSPITAL & NURSING HOME,
                                            INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          CRESTWOOD HOSPITAL & NURSING HOME,
                                            INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                 Title                  Date
   ---------                 -----                  ----

       *         President                      July 24, 2001
----------------  (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,      July 24, 2001
----------------  Treasurer and Director
Burke W. Whitman  (Principal Financial and
                  Accounting Officer)

       *         Executive Vice President,      July 24, 2001
----------------  Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          CRESTWOOD HOSPITAL HOLDINGS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------  Treasurer and Director
Burke W. Whitman  (Principal Financial and
                  Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------  Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          CSDS, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS III, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          CSMC, LLC

                                          By: ITS SOLE MEMBER

                                          COLLEGE STATION MERGER, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          DALLAS PHY SERVICE, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          DALLAS PHYSICIAN PRACTICE, L.P.

                                          By: ITS GENERAL PARTNER

                                          DFW PHYSERV, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          DAY SURGERY, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          DETAR HOSPITAL, LLC

                                          By: ITS SOLE MEMBER

                                          VHC MEDICAL, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          DFW PHYSERV, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          DOCTORS MEDICAL CENTER, LLC

                                          By: ITS SOLE MEMBER

                                          MID-PLAINS, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          DOCTORS OF LAREDO, LLC

                                          By: ITS SOLE MEMBER

                                          MID-PLAINS, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          DOUGLAS MEDICAL CENTER, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          E.D. CLINICS, LLC

                                          By:  ITS SOLE MEMBER

                                          ARIZONA MEDCO, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          EL DORADO MEDICAL CENTER, LLC

                                          By:  ITS SOLE MEMBER

                                          ARIZONA MEDCO, LLC

                                             /S/ DONALD P. FAY
                                          By:__________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          EYE INSTITUTE OF SOUTHERN ARIZONA,
                                            LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          FRANKFORT HEALTH PARTNER, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          GADSDEN REGIONAL PRIMARY CARE, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          GCMC, LLC

                                          By:  ITS SOLE MEMBER

                                          WHARTON MEDCO, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          GH TEXAS, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          GHC HOSPITAL, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          GRB REAL ESTATE, LLC

                                          By:  ITS SOLE MEMBER

                                          TRIAD HOLDINGS III, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          GREENBRIER VMC, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS III, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          GULF COAST HOSPITAL, L.P.

                                          By:  ITS GENERAL PARTNER

                                          GULF COAST MEDICAL CENTER, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          GULF COAST MEDICAL CENTER, LLC

                                          By: ITS SOLE MEMBER

                                          WHARTON MEDCO, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                         HATTIESBURG AMBULATORY SURGERY CENTER,
                                           LLC

                                            /S/ DONALD P. FAY
                                         By: __________________________________
                                            Donald P. Fay
                                            Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          HDP DEQUEEN, LLC

                                          By:  ITS SOLE MEMBER

                                          TRIAD HOLDINGS II, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          HDP WOODLAND HEIGHTS, L.P.

                                          By:  ITS GENERAL PARTNER

                                          HDP WOODLAND PROPERTY, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          HDP WOODLAND PROPERTY, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          HDPWH, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By:  ________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          HEALDSBURG OF CALIFORNIA, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          HOBBS MEDCO, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          HOBBS PHYSICIAN PRACTICE, LLC

                                          By: ITS SOLE MEMBER

                                          HOBBS MEDCO, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          HOSPITAL OF BEAUMONT, LLC

                                          By: ITS SOLE MEMBER

                                          BEAUCO, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          IOM HEALTH SYSTEM, L.P.

                                          By: ITS GENERAL PARTNER

                                          QHG OF INDIANA, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          IRHC, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS II, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          KENSINGCARE, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS II, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          LAKE AREA PHYSICIAN SERVICES, LLC

                                          By: ITS SOLE MEMBER

                                          WOMEN & CHILDREN'S HOSPITAL, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          LAREDO HOSPITAL, L.P.

                                          By: ITS GENERAL PARTNER

                                          DOCTORS OF LAREDO, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          LAS CRUCES MEDICAL CENTER, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          LEA REGIONAL HOSPITAL, LLC

                                          By:  ITS SOLE MEMBER

                                          HOBBS MEDCO, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          LONGVIEW MEDICAL CENTER, L.P.

                                          By:  ITS GENERAL PARTNER

                                          REGIONAL HOSPITAL OF LONGVIEW, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          LONGVIEW MERGER, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          LRH, LLC

                                          By:  ITS SOLE MEMBER

                                          LONGVIEW MERGER, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          LS PSYCHIATRIC, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS III, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          MCI PANHANDLE SURGICAL, L.P.

                                          By:  ITS GENERAL PARTNER

                                          PANHANDLE PROPERTY, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                       MEDICAL CENTER AT TERRELL, LLC

                                       By:  ITS SOLE MEMBER

                                       TRIAD-MEDICAL CENTER AT TERRELL
                                         SUBSIDIARY, LLC

                                          /S/ DONALD P. FAY
                                       By: ____________________________________
                                          Donald P. Fay
                                          Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          MEDICAL CENTER OF BROWNWOOD, LLC

                                          By:  ITS SOLE MEMBER

                                          SOUTHERN TEXAS MEDICAL CENTER, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          MEDICAL HOLDINGS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          MEDICAL MANAGEMENT, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          MEDICAL PARK HOSPITAL, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS II, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          MEDICAL PARK MSO, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS II, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          MEMORIAL HOSPITAL, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          MID-PLAINS, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          MISSION BAY MEMORIAL HOSPITAL, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          MISSOURI HEALTHSERV, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS III, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          NAVARRO HOSPITAL, L.P.

                                          By: ITS GENERAL PARTNER

                                          NAVARRO REGIONAL, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          NAVARRO REGIONAL, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD-NAVARRO REGIONAL HOSPITAL
                                            SUBSIDIARY, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES



   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          NC-CSH, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          NC-DSH, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                   Date
   ---------                  -----                   ----

       *         President                       July 24 , 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24 , 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24 , 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          NC-SCHI, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                   Date
   ---------                  -----                   ----

       *         President                       July 24 , 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24 , 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24 , 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          NORTHWEST HOSPITAL, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          NORTHWEST RANCHO VISTOSO IMAGING
                                            SERVICES, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          NRH, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD-NAVARRO REGIONAL HOSPITAL
                                            SUBSIDIARY, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          OPRMC, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24 , 2001.


                                          OREGON HEALTHCORP, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



           Signature                  Title                   Date
           ---------                  -----                   ----

               *         President and Manager           July 24 , 2001
        ----------------   (Principal Executive Officer)
        James D. Shelton

               *         Executive Vice President,       July 24 , 2001
                           Treasurer and Manager
        ----------------   (Principal Financial and
        Burke W. Whitman   Accounting Officer)

               *         Executive Vice President,       July 24, 2001
        ----------------   Secretary and Manager
         Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          PACIFIC EAST DIVISION OFFICE, L.P.

                                          By: ITS GENERAL PARTNER

                                          TRIAD TEXAS, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          PACIFIC GROUP ASC DIVISION, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          PACIFIC PHYSICIANS SERVICE, LLC

                                          By: ITS SOLE MEMBER

                                          SPROCKET MEDICAL MANAGEMENT, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          PACIFIC WEST DIVISION OFFICE, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          PALM DRIVE HOSPITAL, L.P.

                                          By: ITS GENERAL PARTNER

                                          PALM DRIVE MEDICAL CENTER, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President





   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          PALM DRIVE MEDICAL CENTER, LLC

                                          By: ITS SOLE MEMBER

                                          SEBASTOPOL, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          PAMPA HOSPITAL, L.P.

                                          By: ITS GENERAL PARTNER

                                          PAMPA MEDICAL CENTER, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          PAMPA MEDICAL CENTER, LLC

                                          By: ITS SOLE MEMBER

                                          CORONADO MEDICAL, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                   Donald P. Fay3
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          PDMC, LLC

                                          By: ITS SOLE MEMBER

                                          SEBASTOPOL, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          PECOS VALLEY OF NEW MEXICO, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ 3DONALD P. FAY
     --------------------------------
              Donald P. Fay
             Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          PHOENIX AMDECO, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          PHOENIX SURGICAL, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          PHYSICIANS AND SURGEONS HOSPITAL OF
                                            ALICE, L.P.

                                          By: ITS GENERAL PARTNER

                                          ALICE HOSPITAL, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                    Title                    Date
   ---------                    -----                    ----

       *         President and Manager (Principal    July 24, 2001
----------------   Executive Officer)
James D. Shelton

       *         Executive Vice President, Treasurer July 24, 2001
----------------   and Manager (Principal Financial
Burke W. Whitman   and Accounting Officer)

       *         Executive Vice President, Secretary July 24, 2001
----------------   and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          PHYS-MED, LLC

                                          By:  ITS SOLE MEMBER

                                          TRIAD HOLDINGS II, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          PINEY WOODS HEALTHCARE SYSTEM, L.P.

                                          By: ITS GENERAL PARTNER

                                          WOODLAND HEIGHTS MEDICAL CENTER, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          PRIMARY MEDICAL, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS II, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          PROCURE SOLUTIONS, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          PSYCHIATRIC SERVICES OF PARADISE
                                            VALLEY, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG GEORGIA HOLDINGS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG GEORGIA, LP

                                          By: ITS GENERAL PARTNER

                                          QHG GEORGIA HOLDINGS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF ALABAMA, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF BARBERTON, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF BATON ROUGE, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF BLUFFTON, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF CLINTON COUNTY, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF ENTERPRISE, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF FORREST COUNTY, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF FORT WAYNE, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF GADSDEN, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President                       July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Treasurer and Director          July 24, 2001
         ----------------   (Principal Financial
         Burke W. Whitman   andAccounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Director
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF HATTIESBURG, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF INDIANA, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF JACKSONVILLE, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President                       July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Treasurer and Director          July 24, 2001
         ----------------   (Principal Financial and
         Burke W. Whitman   Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Director
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF LAKE CITY, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President                       July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Treasurer and Director          July 24, 2001
         ----------------   (Principal Financial and
         Burke W. Whitman   Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Director
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF MASSILLON, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President                       July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Treasurer and Director          July 24, 2001
         ----------------   (Principal Financial and
         Burke W. Whitman   Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Director
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF OHIO, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President                       July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Treasurer and Director          July 24, 2001
         ----------------   (Principal Financial and
         Burke W. Whitman   Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Director
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF SOUTH CAROLINA, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President                       July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Treasurer and Director          July 24, 2001
         ----------------   (Principal Financial and
         Burke W. Whitman   Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Director
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF SPARTANBURG, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF SPRINGDALE, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF TEXAS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No.1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHG OF WARSAW, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QHR INTERNATIONAL, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QUORUM ELF, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QUORUM HEALTH GROUP OF VICKSBURG,
                                            INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QUORUM HEALTH RESOURCES, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QUORUM HEALTH SERVICES, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          QUORUM, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          REGIONAL HOSPITAL OF LONGVIEW, LLC

                                          By: ITS SOLE MEMBER

                                          LONGVIEW MERGER, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the egistration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          REHAB HOSPITAL OF FORT WAYNE GENERAL
                                            PARTNERSHIP

                                          By: ITS MANAGING PARTNER

                                          QHG OF FORT WAYNE, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SACMC, LLC

                                          By: ITS SOLE MEMBER

                                          SAN ANGELO MEDICAL, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SAN ANGELO COMMUNITY MEDICAL CENTER,
                                            LLC

                                          By: ITS SOLE MEMBER

                                          SAN ANGELO MEDICAL, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SAN ANGELO HOSPITAL, L.P.

                                          By: ITS GENERAL PARTNER

                                          SAN ANGELO COMMUNITY MEDICAL CENTER,
                                            LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                 *        Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SAN ANGELO MEDICAL, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SAN DIEGO HOSPITAL, L.P.

                                          By: ITS GENERAL PARTNER

                                          MISSION BAY MEMORIAL HOSPITAL, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SAN LEANDRO HOSPITAL, L.P.

                                          By: ITS GENERAL PARTNER

                                          SAN LEANDRO MEDICAL CENTER, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SAN LEANDRO MEDICAL CENTER, LLC

                                          By: ITS SOLE MEMBER

                                          SAN LEANDRO, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

        *        President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SAN LEANDRO, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

        *        President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SDH, LLC

                                          By: ITS SOLE MEMBER

                                          SILSBEE TEXAS, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SEBASTOPOL, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                 *        President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SILSBEE TEXAS, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SLH, LLC

                                          By: ITS SOLE MEMBER

                                          SAN LEANDRO, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SOFTWARE SALES CORP.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SOUTH ALABAMA MANAGED CARE
                                            CONTRACTING, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SOUTH ALABAMA MEDICAL MANAGEMENT
                                            SERVICES, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SOUTH ALABAMA PHYSICIAN SERVICES,
                                            INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SOUTH ARKANSAS CLINIC, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS II, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SOUTHCREST, L.L.C.

                                          By: ITS SOLE MEMBER

                                          TRIAD-SOUTH TULSA HOSPITAL COMPANY,
                                            INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SOUTHERN TEXAS MEDICAL CENTER, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SPROCKET MEDICAL MANAGEMENT, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          ST. JOSEPH HEALTH SYSTEM LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President                       July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Treasurer and Director          July 24, 2001
         ----------------   (Principal Financial and
         Burke W. Whitman   Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Director
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          ST. JOSEPH MEDICAL GROUP, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
---------------- (Principal Financial and
Burke W. Whitman Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SURGICAL CENTER OF AMARILLO, LLC

                                          By:  ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SURGICARE OF INDEPENDENCE, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
---------                     -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SURGICARE OF SAN LEANDRO, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SURGICARE OF SOUTHEAST TEXAS I, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS III, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President                       July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Director
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Director
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SURGICARE OF VICTORIA, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SURGICARE OF VICTORIA, LTD.

                                          By: ITS GENERAL PARTNER

                                          SURGICARE OF VICTORIA, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SURGICARE OUTPATIENT CENTER OF LAKE
                                            CHARLES, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President                       July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Director
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Director
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SURGICENTER OF JOHNSON COUNTY, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          SURGICENTERS OF AMERICA, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TERRELL HOSPITAL, L.P.

                                          By: ITS GENERAL PARTNER

                                          TERRELL MEDICAL CENTER, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TERRELL MEDICAL CENTER, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD-MEDICAL CENTER AT TERRELL
                                            SUBSIDIARY, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          THE INTENSIVE RESOURCE GROUP, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          THE VICKSBURG CLINIC LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TRIAD CORPORATE SERVICES, LIMITED
                                            PARTNERSHIP

                                          By: ITS GENERAL PARTNER

                                          TRIAD CSGP, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TRIAD CSGP, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS II, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TRIAD CSLP, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TRIAD EL DORADO, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TRIAD HEALTHCARE SYSTEM OF PHOENIX,
                                            LIMITED PARTNERSHIP

                                          By: ITS SOLE MEMBER

                                          TRIAD OF PHOENIX, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TRIAD HOLDINGS II, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TRIAD HOLDINGS III, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TRIAD OF ARIZONA (L.P.), INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TRIAD OF PHOENIX, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TRIAD RC, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TRIAD TEXAS, LLC

                                          By:  ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TRIAD-ARIZONA I, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President                       July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Director
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Director
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TRIAD-DENTON HOSPITAL GP, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS III, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TRIAD-DENTON HOSPITAL, L.P.

                                          By: ITS GENERAL PARTNER

                                          TRIAD-DENTON HOSPITAL GP, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TRIAD-MEDICAL CENTER AT TERRELL
                                            SUBSIDIARY, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TRIAD-NAVARRO REGIONAL HOSPITAL
                                            SUBSIDIARY, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TRIAD-SOUTH TULSA HOSPITAL COMPANY,
                                            INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TROSCO, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS II, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          TRUFOR PHARMACY, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS II, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          VFARC, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS III, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          VHC HOLDINGS, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS III, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          VHC MEDICAL, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          VICTORIA HOSPITAL, LLC

                                          By: ITS SOLE MEMBER

                                          VHC MEDICAL, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          VICTORIA OF TEXAS, L.P.

                                          By: ITS GENERAL PARTNER

                                          DETAR HOSPITAL, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          VMF MEDICAL, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS III, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          VRMC LIMITED PARTNERSHIP

                                          By: ITS GENERAL PARTNER

                                          LAREDO INTEREST, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
            ---------                  -----                  ----

                *         President                       July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Director
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Director
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          WAGONER COMMUNITY HOSPITAL, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS II, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          WAMC, LLC

                                          By: ITS SOLE MEMBER

                                          WEST ANAHEIM, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          WARSAW HEALTH SYSTEM LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          WESLEY HEALTH SYSTEM LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          WESLEY HEALTHTRUST, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Treasurer and Director          July 24, 2001
----------------   (Principal Financial and
Burke W. Whitman   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          WEST ANAHEIM MEDICAL CENTER, LLC

                                          By: ITS SOLE MEMBER

                                          WEST ANAHEIM, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          WEST ANAHEIM, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
         ---------        -----                           ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          WEST VIRGINIA MS, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS III, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          WHARTON MEDCO, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOSPITALS, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



            Signature                  Title                  Date
         ---------        -----                           ----

                *         President and Manager           July 24, 2001
         ----------------   (Principal Executive Officer)
         James D. Shelton

                *         Executive Vice President,       July 24, 2001
         ----------------   Treasurer and Manager
         Burke W. Whitman   (Principal Financial and
                            Accounting Officer)

                *         Executive Vice President,       July 24, 2001
         ----------------   Secretary and Manager
          Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          WHMC, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS III, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          WILLAMETTE VALLEY CLINICS, LLC

                                          By: ITS SOLE MEMBER

                                          OREGON HEALTHCORP, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          WILLAMETTE VALLEY MEDICAL CENTER, LLC

                                          By: ITS SOLE MEMBER

                                          OREGON HEALTHCORP, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          WM MEDICAL, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGs III, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



*By:        /S/ DONALD P. FAY
     -------------------------------
              Donald P. Fay
            Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          WOMEN & CHILDREN'S HOSPITAL, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS II, LLC

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President and Manager           July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Manager
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Manager
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 24, 2001.


                                          WOODLAND HEIGHTS MEDICAL CENTER, LLC

                                          By: ITS SOLE MEMBER

                                          TRIAD HOLDINGS III, INC.

                                             /S/ DONALD P. FAY
                                          By: _________________________________
                                             Donald P. Fay
                                             Executive Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



   Signature                  Title                  Date
   ---------                  -----                  ----

       *         President                       July 24, 2001
----------------   (Principal Executive Officer)
James D. Shelton

       *         Executive Vice President,       July 24, 2001
----------------   Treasurer and Director
Burke W. Whitman   (Principal Financial and
                   Accounting Officer)

       *         Executive Vice President,       July 24, 2001
----------------   Secretary and Director
 Donald P. Fay



   The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 pursuant to the Powers of Attorney executed by the above named officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers.



                      *By:        /S/ DONALD P. FAY
                           -------------------------------
                                    Donald P. Fay
                                  Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit No.                                            Description
-----------                                            -----------

    3.1       Certificate of Incorporation of the Company, as amended April 27, 2001, incorporated herein by reference from Exhibit 3.1 to the Company's Post Effective Amendment No. 1 on Form S-8 to
              the Registration Statement on Form S-4, filed with the Commission on April 27, 2001.

    3.2       Bylaws of the Company, as amended February 18, 2000, incorporated herein by reference from
              Exhibit 3.2 to the Company's Annual Report on Form 10-K for the fiscal year ended December
              31, 2000, filed with the Commission on March 1, 2001.

    4.1       Indenture (including form of 8 3/4% Senior Notes due 2009) dated as of April 27, 2001 among the Company, the Guarantors named therein and Citibank, N.A., as Trustee, incorporated herein by reference from Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q, for the quarter ended March 31, 2001, filed with the Commission on May 15, 2001.

    4.2       Registration Rights Agreement dated as of April 27, 2001 among the Company, the Guarantors named therein and the Initial Purchasers named therein, incorporated herein by reference from
              Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q, for the quarter ended March 31,
              2001, filed with the Commission on May 15, 2001.

    4.3       Indenture (including form of 11% Senior Subordinated Notes due 2009) dated as of May 11,
              1999 between Healthtrust and Citibank, N.A., as Trustee, incorporated herein by reference from
              Exhibit 4.2(a) to the Company's Quarterly Report on Form 10-Q, for the quarter ended
              March 31, 1999, filed with the Commission on June 11, 1999.

    4.4       Company Assumption Agreement dated as of May 11, 1999 between Healthtrust and the
              Company, incorporated herein by reference from Exhibit 4.4(b) to the Company's Quarterly
              Report on Form 10-Q, for the quarter ended March 31, 1999, filed with the Commission on
              June 11, 1999.

    4.5       Triad Hospitals Holdings, Inc. Assumption Agreement dated as of May 11, 1999 between the
              Company and Triad Hospitals Holdings, Inc., incorporated herein by reference from Exhibit
              4.4(c) to the Company's Quarterly Report on Form 10-Q, for the quarter ended March 31, 1999, filed with the Commission on June 11, 1999.

    4.6       Guarantor Assumption Agreements dated as of May 11, 1999 between Triad Hospitals
              Holdings, Inc. and the Guarantors signatory thereto, incorporated herein by reference from
              Exhibit 4.4(d) to Triad's Quarterly Report on Form 10-Q, for the quarter ended March 31, 1999, filed with the Commission on June 11, 1999.

    4.7       Form of 8 3/4% Senior Notes due 2009 (filed as part of Exhibit 4.1).

    4.8       Form of 11% Senior Subordinated Notes due 2009 (filed as part of Exhibit 4.3).

    5.1       Opinion of Dewey Ballantine LLP as to the legality of the securities being registered.*

   12.1       Statement of Computation of Ratio of Earnings to Fixed Charges.*

   23.1       Consent of Dewey Ballantine LLP (included as part of its opinion filed as Exhibit 5.1 hereto).*

   23.2       Consent of Ernst & Young LLP with respect to the Company.*

   23.3       Consent of Ernst & Young LLP with respect to Quorum Health Group, Inc.*

Exhibit No.                                         Description
-----------                                         -----------

   24.1       Power of Attorney (included on the signature pages of this S-4 and incorporated herein by reference).

   25.1       Form T-1 Statement of Eligibility of Trustee.

   99.1       Form of Letter of Transmittal.

   99.2       Form of Notice of Guaranteed Delivery.

   99.3       Form of Letter to Clients.

   99.4       Form of Letter to Brokers.

   99.5       Form of Instructions to Registered Holders.

--------

* Previously filed.